SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                               December 1, 2000


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of August 1, 2000, providing for the issuance of
  Amortizing Residential Collateral Trust Mortgage Pass-Through Certificates,
                               Series 2000-BC3)

                    Structured Asset Securities Corporation
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


         Delaware                       333-35026            74-2440850
----------------------------           ------------     --------------------
(State or Other Jurisdiction           (Commission        (I.R.S. Employer
      Of Incorporation)                 File Number)     Identification No.)



   200 Vesey Street
   New York, New York                                         10285
-------------------------------                             ---------
(Address of Principal Executive                             (Zip Code)
               Offices)


      Registrant's telephone number, including area code: (212) 526-5594

                                   No Change
         ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

     Item 5. Other Events

     The Registrant registered issuances of Amortizing Residential Collateral Trust Mortgage Pass-Through Certificates Series 2000-BC3 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-35026) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $740,121,000 in aggregate principal amount of Class A2, Class M1, Class M2 and Class B Certificates of its Amortizing Residential Collateral Trust Mortgage Pass-Through Certificates, Series 2000-BC3 on August 31, 2000. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated May 23, 2000, as supplemented by the Prospectus Supplement dated August 31, 2000 (the "Prospectus Supplement") to file a copy of Amendment No. 1 (as defined below) to the Trust Agreement (as defined below) filed hereto as Exhibit 99.1.

     The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), dated as of August 1, 2000, among Structured Asset Securities Corporation, as Depositor, Lehman Brothers Holdings Inc., as Seller, Wells Fargo Bank Minnesota, National Association, as Master Servicer, The Murrayhill Company, as Loss Mitigation Advisor, First Union National Bank, as Trustee and Federal Home Loan Mortgage Corporation, as Guarantor. The "Certificates" consist of the following classes: Class A1, Class A2, Class M1, Class M2, Class P, Class X and Class R.

     Amendment No. 1 to the Trust Agreement, dated as of December 1, 2000 ("Amendment No. 1"), among the Depositor, the Seller, the Loss Mitigation Advisor, the Trustee and the Master Servicer, amends the Trust Agreement to permit the issuance of the Class X Certificates in minimum denominations of 25% and integral multiples of 5% in excess thereof, and amends certain provisions of Section 5.02, as described in Amendment No. 1.

     Item 7. Financial Statements; Pro Forma Financial Information and Exhibits

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                    99.1 Amendment No. 1 to the Trust Agreement, dated as of
                         December 1, 2000, among Structured Asset Securities Corporation, as Depositor, Lehman Brothers Holdings Inc., as Seller, First Union National Bank, as Trustee, The Murrayhill Company, as Loss Mitigation Advisor, Wells Fargo Bank Minnesota, National Association, as Master Servicer and Federal Home Loan Mortgage Corporation, as Guarantor.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              STRUCTURED ASSET SECURITIES
                                            CORPORATION



                              By: /s/ Ellen V. Kiernan
                                  -------------------------
                                  Name:   Ellen V. Kiernan
                                  Title:  Vice President




Dated:  January 3, 2001

                                 EXHIBIT INDEX



Exhibit No.        Description                                    Page No.
-----------        -----------                                    --------

99.1               Amendment No. 1 to the Trust Agreement